AMENDMENT NUMBER 7
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS FOR TC/USWA EFFECTIVE JANUARY 1, 2013
Effective January 1, 2013,

1.	Delete subparagraph 2.21(b) and replace it with the following:
“(b)    Earnings shall be modified to include incentive pay for periods of Union Service,
(i)    on and after January 1, 2004, other than TCRC-RTE Service or TC/USWA Service,
(ii)    on and after July 1, 2008, for TCRC-RTE Service, and
(iii)    on and after January 1, 2004 and received on or before December 31, 2013 for TC/USWA Service.”

2.	Delete the first line of clause 2.27(c)(i) and replace it with the following:
“(i)    Union Service, other than TCRC-RTE Service or TC/USWA Service,”

3.	Add the following after clause 2.27(c)(ii):
“and
(iii)    TC/USWA Service,

(A)	prior to January 1, 2004, where Base Earnings do not include incentive pay,

(B)	on and after January 1, 2004, and before January 1, 2013, where Base Earnings include incentive pay, as set out in subparagraph 2.21(b), and

(C)	on and after January 1, 2013, where Base Earnings do not include incentive pay.”

4.	Add a new paragraph 2.40.1, as follows:
“2.40.1    Pension Limit
“Pension Limit” for a year of Pensionable Service means
(a)    in respect of a Member whose last date of hire with the Company is prior to January 1, 2013, $1,975, and
(b)    in respect of a Member whose last date of hire with the Company is on or after January 1, 2013, $1,715.”

5.	Add a new subparagraph 5.01(a.1) after subparagraph 5.01(a), as follows:
(a.1)    Notwithstanding subparagraph 5.01(a), if a Member’s last date of hire with the Company is on or after January 1, 2013 then the percentages 5.67% and 7.25% in the table in subparagraph 5.01(a) in respect of TC/USWA Service are replaced with 4.3% and 6.3%, respectively.

6.	Delete clause 5.01(e)(i) and replace it with the following:

“(e)
(i)    For the purposes of subparagraphs 5.01(a), 5.01(c) and 5.01(d), as such subparagraphs refer to a period of Union Service, “Earnings” are limited to the product of fifty (50) and the Defined Benefit Limit for the year in which the contribution is to be made; provided that, for Members represented by the TC/USWA, for periods of Pensionable Service on and after January 1, 2013, “Earnings” are limited to the product of fifty (50) and the Pension Limit.”

7.	In paragraph 8.01, after the words, “Subject to clause 7.01(a)(iv)”, add the words “and to paragraph 8.08 and paragraph 8.09”.

8.	Add new subparagraph 8.01(d), as follows:

(d)
Notwithstanding subparagraph 8.01(b), if a Member’s last date of hire with the Company is on or after January 1, 2013 then the percentage 1.8% in the table in subparagraph 8.01(b) in respect of TC/USWA Service is replaced with 1.7%.

9.	Add new paragraphs 8.08 and 8.09, as follow:
“8.08    Application of Pension Limit – TC/USWA Past Service

(a)
Notwithstanding paragraph 1A.01 and paragraph 8.01, but subject to subparagraph 8.08(c), for any Member represented by the TC/USWA on November 8, 2012, the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to January 1, 2013, calculated at the Member’s Date of Cessation of Membership, shall not exceed the product of the Member’s Pensionable Service for such period and the Pension Limit.

(b)
For any Member who, at November 8, 2012, is not then represented by the TC/USWA, but who thereafter becomes so represented by the TC/USWA, the provisions of subparagraph (a) will apply to such Member in respect of all of the Member’s Pensionable Service prior to the later of (1) the earliest date at which the Member becomes represented by the TC/USWA, and (2) January 1, 2013.

(c)	Notwithstanding subparagraphs (a) and (b), if,

(i)	at January 1, 2013, for a Member described in subparagraph (a), or

(ii)	at the later of (1) the earliest date at which the Member becomes represented by the TC/USWA, or (2) January 1, 2013, for a Member described in subparagraph (b), such Member’s

(A)
Pension Accrued for all Pensionable Service prior to such date, calculated using such date as the Member’s Date of Cessation of Membership and using the Member’s Highest Plan Earnings and the Average Year’s Maximum Pensionable Earnings at that date, but subject to application of paragraph 8.06 and paragraph 8.07 to the amount so calculated, exceeds

(B)	the product of the Pension Limit and the Member’s Pensionable Service at that date,

then the portion of such Member’s annual pension in respect of all of the Member’s Pensionable Service prior to such date shall be the amount referred to in subclause (A).
8.09    Application of Pension Limit – TC/USWA Future Service
Notwithstanding subparagraph 8.01(b), for a Member represented by the TC/USWA, the portion of the Member’s annual pension calculated at the Member’s Date of Cessation of Membership in respect of periods of Pensionable Service in Canada on or after the later of:

(a)	January 1, 2013, and

(b)	the earliest date at which the Member became represented by the TC/USWA, shall not exceed the product of (i) and (ii), where:

(i)	is the Member’s Pensionable Service in such periods, and
(ii)     is the Pension Limit.”